Certification Required By Section 906 of the Act


                                  CERTIFICATION


We, Mark R. Fetting and Marie K. Karpinski, of the Legg Mason Value Trust, Inc. ("Trust"), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended September 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




/s/ Mark R. Fetting                                           11/20/03
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Mark R. Fetting                                      Date
Chief Executive Officer




/s/ Marie K. Karpinski                                        11/20/03
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Marie K. Karpinski                                            Date
Chief Financial Officer